UNITED STATES
                       SECURITIES & EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 8, 2005
                                                        ----------------


                             CENTRAL COAST BANCORP
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                     0-25418                77-0367061
-----------------------------          ----------           ----------------
(State or other jurisdiction)         (Commission file      (I.R.S. Employer
of incorporation or organization)      number)              Identification No.)



301 Main Street, Salinas, California                            93901
--------------------------------------                         --------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:          (831) 422-6642
                                                        --------------------

                                Not Applicable
         -------------------------------------------------------------
        (Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

	[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The Exhibit Index is on Page 4

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Item 5.02(c) Appointment of Principal Financial Officer

(1) 	At its regular meeting on February 28, 2005, the registrant's
Board of Directors named Ms. Jayme Fields as Chief Financial Officer, principal financial and accounting officer, to be effective August 1, 2005 upon the previously announced retirement of Mr. Robert Stanberry.

(2)	Ms. Fields is 39 years of age.  She has held the position of
Controller of the Company since February of 1998.  She held the position of Director of Accounting and Financial Reporting from May of 1996 through January 1998. Ms.Fields is a Certified Public Accountant and prior to her employment with the registrant was employed by Deloitte and Touche, LLP. There are no arrangements between Ms. Fields and any other person concerning her selection as Chief Financial Officer. Ms. Fields does not have any family relationships with any other executive officer or director. Ms. Fields is not a party to any transactions with management and others as defined in Item 404(a) of regulation S-K.

(3)	Ms. Fields has an employment agreement dated November 15, 1998 reflecting her current position which has the following material terms:
Establishes a base salary with provisions for an annual review as determined by the registrant's Board of Directors. Provides for employee health and welfare benefits adopted by the Company for all employees plus vacation entitlement of four weeks per year. Provides for severance pay at the employee's current rate of pay equal to two months salary and any accrued incentive compensation in the event of termination without cause. Also provides for severance pay in the event of a "change in control" as defined therein if within a period of one and a half years following consummation of such change in control: (a) the employee's employment is terminated; or (b) any adverse change occurs in the nature and scope of the employee's position, responsibilities, duties, salary, benefits or location of employment; or
(c) any event occurs which reasonably constitutes a demotion, significant diminution or constructive termination of employment, then the employee will be entitled to receive severance compensation in an amount equal to one and one half (1 1/2) times the employee's average annual compensation for the five years immediately preceding the change in control.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

        (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Not Applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.

              Not Applicable.

        (c)   EXHIBITS.

              (99.1)    Press Release dated March 8, 2005






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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CENTRAL COAST BANCORP


Date:  March 8, 2005                By: /s/ ROBERT M. STANBERRY
                                       ----------------------------
                                       Robert M. Stanberry, CFO



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                            EXHIBIT INDEX

                                                                   Sequential
Exhibit No.               Description                               Page No.
-----------               -----------                               --------

99.1                      Press Release dated March 8, 2005            5



                                       4